UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2021

MEDICAL PROPERTIES TRUST, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32559	20-0191742
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I. R. S. Employer Identification No.)

1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (205) 969-3755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share, of Medical Properties Trust, Inc.	MPW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)    Medical Properties Trust, Inc.’s (the “Company”) annual meeting of stockholders was held on May 26, 2021.

(b)    All of the proposals considered at the annual meeting were approved, including the election of all director nominees. Set forth below are the final voting results for each matter voted upon, including the number of votes that were cast for and against each nominee or proposal, and the number of abstentions and broker non-votes, as applicable.

Proposal 1: The election of eight directors to the board of directors of the Company, to serve until the next annual meeting of stockholders in 2022 or until their respective successors are elected and qualify:

Nominee:	For:	Against:	Abstentions:	Broker Non-Votes:
Edward K. Aldag, Jr.	442,150,668	11,900,563	2,668,194	57,867,920
G. Steven Dawson	439,246,809	14,946,426	2,526,190	57,867,920
R. Steven Hamner	408,358,650	45,837,695	2,523,080	57,867,920
Caterina A. Mozingo	452,814,909	1,418,127	2,486,389	57,867,920
Elizabeth N. Pitman	448,330,819	5,902,625	2,485,981	57,867,920
C. Reynolds Thompson, III	443,163,776	11,012,402	2,543,247	57,867,920
D. Paul Sparks, Jr.	449,732,057	4,440,895	2,546,473	57,867,920
Michael G. Stewart	443,798,218	10,391,184	2,530,023	57,867,920

Proposal 2: The ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021:

For:	Against:	Abstentions:	Broker Non-Votes:
507,293,666	6,600,510	693,169	—

Proposal 3: The approval of a non-binding, advisory resolution approving named executive officer compensation:

For:	Against:	Abstentions:	Broker Non-Votes:
434,258,072	20,450,066	2,011,287	57,867,920

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

MEDICAL PROPERTIES TRUST, INC.

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer

Date: May 28, 2021